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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2005

                            COLLECTORS UNIVERSE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      0-27887                 33-0846191
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  (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

      921 E. Alton Avenue, Santa Ana, California                    92705
      ------------------------------------------                  ---------
       (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (949) 567-1234

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE

         On December 1, 2005, the Company issued a press release to report that that the Orange County, California trial judge presiding over the previously reported lawsuit, entitled Miller vs. Collectors Universe, Inc., has issued a final judgment in that case that the statutory damages owed by the Company to plaintiff under California Civil Code Section 3344 are $0.00 and that the Company's liability to plaintiff is, therefore, $14,060, which the jury found were the profits earned by the Company for the use of Miller's name.

         As also reported in that press release, although the judgment was entered pursuant to an agreement reached by the parties, it is expected that plaintiff will appeal the judgment. The Company has been informed by its trial counsel that, in California, it generally takes at least one year, and sometimes as long as two years, from the filing of an appeal of a damage award, before the appeal is actually heard by an appellate court.

         As the Company has previously disclosed, plaintiff was seeking damages in this case against the Company of more than $10 million. However, the Company continues to believe that, even if plaintiff appeals the judgment, the Company will not incur any material liability to plaintiff in this case. However, there is little interpretive history with respect to the measure of damages in a case such as the Miller case, creating a number of relatively novel legal issues. As a result, it is not possible to predict, with certainty, how an appellate court will ultimately rule on the issue of damages, assuming the judgment is appealed by plaintiff.

         The foregoing description of the contents of the press release is qualified by reference to that press release, in its entirety, a copy of which is attached hereto as Exhibit 99.1 and which, by this reference, is incorporated in full into this report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits.

              The following exhibit is filed as part of this report:

              Exhibit No.                         Description
              -----------     --------------------------------------------------
                 99.1         Press Release issued December 1, 2005 reporting
                              issuance of final judgment in the lawsuit entitled Miller vs. Collectors Universe, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    COLLECTORS UNIVERSE, INC.


Dated: December 6, 2005                             By:  /s/ JOSEPH J. WALLACE
                                                         -----------------------
                                                         Joseph J. Wallace,
                                                         Chief Financial Officer

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                                INDEX TO EXHIBITS

              Exhibit No.                         Description
              ----------      --------------------------------------------------
                 99.1         Press Release issued December 1, 2005 reporting
                              issuance of final judgment in the lawsuit entitled Miller vs. Collectors Universe, Inc.

                                      E-1